EXHIBIT 10.2


                                NON U.S. RESIDENT

                              PRO NUTRISOURCE INC.

                             SUBSCRIPTION AGREEMENT
                                       AND
                             PURCHASER QUESTIONNAIRE



Pro NutriSource Inc.
307 Natasha City
Longueuil, Quebec
Canada J4L 2P8

Gentlemen:



                                     PART I

         Pro NutriSource Inc., a Nevada corporation (the "Corporation") is offering on a private placement basis, shares of its restricted common stock, par value $0.001 (the "Common Stock") to eligible investors who subscribe to this issue by this document (the "Investor") at a price of U.S. $____ per share of Common Stock. The Corporation offers, and the Investor accepts, the shares of Common Stock on the terms and conditions as set forth in this subscription agreement.

         1. Subscription. The undersigned hereby tenders this subscription and applies for the purchase of _______ shares of Common Stock in the capital of the Corporation for an aggregate purchase price of $_______. By execution below, the undersigned acknowledges that the Corporation is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

         2. Representations by Undersigned. The undersigned acknowledges and represents as follows:

         (a) NOT A U.S. PERSON: the Investor: (i) is not a U.S. Person (as defined in Rule 902 of Regulation S ("REGULATION S") under the United States SECURITIES ACT OF 1933 (the "U.S. ACT"), which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States or any estate or trust of which any executor, administrator or trustee is a U.S. Person; (ii) is not purchasing any of the shares of Common Stock for the account or benefit of any U.S.

                  Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction other than the jurisdiction set out in the name and address of the Investor set forth hereinbelow; and
                  (iii) was not offered any shares of Common Stock in the United States and was outside the United States at the time of execution and delivery of this Agreement;

         (b) NO REGISTRATION AND SALES UNDER REGULATION S: the Investor acknowledges that the shares of Common Stock have not been registered under the U.S. Act and the Corporation has no obligation or present intention of filing a registration statement under the U.S. Act in respect of the shares of Common Stock. The Investor agrees to resell the shares of Common Stock only in accordance with the provisions of Regulation S, pursuant to a registration under the U.S. Act or pursuant to an available exemption from such registration, and that hedging transactions involving the shares of Common Stock may not be conducted unless in compliance with the U.S. Act. The Investor understands that any certificate representing the shares of Common Stock will bear a legend setting forth the foregoing restrictions. The Investor understands that the shares of Common Stock are restricted within the meaning of "RULE 144" promulgated under the U.S. Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the shares of Common Stock by the Investor, and even then will not be available unless (i) a public trading market then exists for the common stock of the Corporation,
                  (ii) adequate information concerning the Corporation is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the shares of Common Stock may be made by the Investor only in limited amounts in accordance with such terms and conditions;

         (c) NO U.S. BENEFICIAL INTEREST: no U.S. Person, either directly or indirectly, has any beneficial interest in any of the shares of Common Stock acquired by the Investor hereunder, nor does the Investor have any agreement or understanding (written or oral) with any U.S. Person respecting:

                  (i) the transfer or any assignment of any rights or interest in any of the shares of Common Stock;

                  (ii)   the division of profits,  losses, fees,  commissions or
                         any   financial   stake   in   connection   with   this
                         subscription; or

                  (iii)  the voting of the shares of Common Stock;

         (d) EXPERIENCE: the Investor has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Corporation;

         (e)      INFORMATION:   the  Investor  has  received  all   information
                  regarding  the   Corporation   reasonably   requested  by  the
                  Investor;

         (f) RISK: the Investor understands that an investment in the Corporation involves certain risks of which the Investor has taken full cognizance, and which risks the Investor fully understands;

         (g) ADEQUACY OF INFORMATION: the Investor has been given the opportunity to ask questions of, and to receive answers from, the Corporation concerning the terms and conditions of the offering and to obtain additional information necessary to verify the accuracy of the information contained in the information described in paragraph "(e)" hereinabove, or such other information as the Investor desired in order to evaluate an investment in the Corporation;

         (h) RESIDENCY: the residence of the Investor as set forth hereinbelow is the true and correct residence of the Investor and the Investor has no present intention of becoming a resident or domiciliary of any other State or jurisdiction;

         (i) INDEPENDENT INVESTIGATION: in making a decision to invest in the Corporation the Investor has relied solely upon independent investigations made by the Investor, and the particular tax consequences arising from an investment in the Corporation will depend upon the Investor's individual circumstances;

         (j) PRINCIPAL: the Investor is purchasing the shares of Common Stock as principal for the Investor's own account and not for the benefit of any other person, except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the shares of Common Stock;


         (k) DECISION TO PURCHASE: the decision of the Investor to enter into this Agreement and to purchase the shares of Common Stock pursuant hereto has been based only on the representations of this Agreement and any collateral business plan or offering memorandum provided herewith or based upon the Investor's relationship with a director and/or senior officer of the Corporation. It is not made on other information relating to the Corporation and not upon any oral representation as to fact or otherwise made by or on behalf of the Corporation or any other person. The Investor agrees that the Corporation assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information which has been created based upon the Corporation's management experience. In particular, and without limiting the generality of the foregoing, the decision to subscribe for the shares of Common Stock has not been influenced by:

                  (i) newspaper, magazine or other media articles or reports related to the Corporation or its business;

                  (ii) promotional literature or other materials used by the Corporation for sales or marketing purposes; or

                  (iii) any representations, oral or otherwise, that the Corporation will become a listed Corporation, that any of the shares of Common Stock will be repurchased or have any guaranteed future realizable value or that there is any certainty as to the success of the Corporation or the liquidity or value of any of the shares of Common Stock;

         (l) ADVERTISEMENTS: the Investor acknowledges that the Investor has not purchased the shares of Common Stock as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

         (m) INFORMATION NOT RECEIVED: the Investor has not received, nor has the Subscriber requested, nor does the Investor have any need to receive, any offering memorandum or any other document (other than financial statements or any other document the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the shares of Common Stock, and the Investor has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the shares of Common Stock

         (n) INFORMATION RECEIVED: the Investor has had access to such additional information, if any, concerning the Corporation as the Investor has considered necessary in connection with the Investor's investment decision to acquire the shares of Common Stock;


         (o)      SATISFACTION   WITH   INFORMATION   RECEIVED:   the   Investor
                  acknowledges that, to the Investor's satisfaction:

                  (i) the Investor has either had access to or has been furnished with sufficient information regarding the Corporation and the terms of this investment transaction to the Investor's satisfaction;

                  (ii) the Investor has been provided the opportunity to ask questions concerning this investment transaction and the terms and conditions thereof and all such questions have been answered to the Investor's satisfaction; and

                  (iii) the Investor has been given ready access to and an opportunity to review any information, oral or written, that the Investor has requested, in particular to any offering memorandum or business plan of the Corporation, if available concurrent with or as a part of this Agreement;

         (p) RELIANCE OF REPRESENTATIVE: the Investor, by reason of the Investor's knowledge and experience in financial and business matters, is capable of evaluating the risks and merits of an investment in the shares of Common Stock or, if the Investor is relying upon the investment advice of a representative who has advised the undersigned in connection with this investment (the "REPRESENTATIVE"), the undersigned believes the Representative to be sophisticated and competent in the area of investment advice and analysis and therefore capable of evaluating the risks and merits of an investment in the shares of Common Stock;

         (q) ECONOMIC RISK: the Investor has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Investor's investment in and to any of the shares of Common Stock, and the Investor is able to bear the economic risk of a total loss of the Investor's investment in and to any of the shares of Common Stock;

         (r) SPECULATIVE INVESTMENT: the Investor understands that an investment in any of the shares of Common Stock is a speculative investment and that there is no guarantee of success of the Corporation's management's plans. Management's plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Corporation's assets and with the present level of management's skills and of those whom the Corporation will need to attract (which cannot be assured). Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be accurately, or at all, predicted;

         (s) STATUS OF THE SUBSCRIBER IN THE U.K.: if the Investor is a resident of the United Kingdom, it: (i) is either a United Kingdom "business investor" (a Corporation which has, or whose parent Corporation has, at least (pound)5,000,000 in net assets or paid up share capital or (pound)500,000 if it or its parent Corporation has over 20 members) or a United Kingdom "authorized person" or "exempted person" within the meaning of the FINANCIAL SERVICES ACT, 1986 of the United Kingdom; (ii) has read and understood the contents of this Agreement and agrees to be legally bound thereby; (iii) has not received any "application form" within the meaning of applicable securities legislation; (iv) has not received, is not aware of and has not relied on any "investment advertisement" within the meaning of the FINANCIAL SERVICES ACT, 1986 of the United Kingdom; and (v) its ordinary business is the buying or selling of shares;

         (t) ADDRESS: the Investor is resident as set out on the last page of this Agreement as the "Investor's Address", and the address as set forth on the last page of this Agreement is the true and correct address of the Investor;

         (u) RISK AND RESALE RESTRICTION: the Investor is aware of the risks and other characteristics of the Shares and the Warrant Shares and of the fact that the Investor will not be able to resell the shares of Common Stock except in accordance with the applicable securities legislation and regulatory policy;

         (v) REPRESENTATIONS AS TO RESALE: no person has made to the Investor any written or oral representations:

                  (i) that any person will resell or repurchase any of the shares of Common Stock;

                  (ii) that any person will refund the purchase of any of the shares of Common Stock;

                  (iii) as to the future price or value of any of the shares of Common Stock; or

                  (iv) that the shares of Common Stock will be listed and posted for trading on any stock exchange, over-the-counter or bulletin board market, or that application has been made to list and post any the Shares for trading on any stock exchange, over-the-counter or bulletin board market; and

                  the Investor will not resell the shares of Common Stock except in accordance with the provisions of applicable securities legislation and stock exchange, over-the-counter and/or bulletin board market rules;

         (w) REPORTS AND UNDERTAKINGS: if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Investor will execute and otherwise assist the Corporation in filing such reports, undertakings and other documents as may be reasonably required with respect to the issue of the shares of Common Stock;

         (x) RESALE RESTRICTIONS: the Investor has been independently advised as to the applicable hold period imposed in respect of the shares of Common Stock by securities legislation in the jurisdiction in which the Subscriber's resides and confirms that no representation has been made respecting the applicable hold periods for the shares of Common Stock and is aware of the risks and other characteristics of the shares of Common Stock and of the fact that the Investor may not be able to resell the shares of Common Stock except in accordance with the applicable securities legislation and regulatory policy. In this regard the Investor agrees that if the Investor decides to offer, sell or otherwise transfer any of the shares of Common Stock, the Investor will not offer, sell or otherwise transfer any of such shares of Common Stock, directly or indirectly, unless:


                  (i)    the sale is to the Corporation; or

                  (ii) the sale is made outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Act and in compliance with applicable state securities laws; or

                  (iii) the sale is made pursuant to an exemption from registration under the U.S. Act provided by Rule 144 thereunder and as set forth in Article "4" hereinbelow, if applicable, and in compliance with applicable state securities laws; or

                  (iv) with the prior written consent of the Corporation, the sale is made pursuant to another applicable exemption from registration under the U.S. Act and in compliance with applicable state securities laws;

         (y) NO PROSPECTUS FILING: the Investor acknowledges that this is an offering made on a private basis without a prospectus and that no federal, state, provincial or other agency has made any finding or determination as to the merits of the investment nor made any recommendation or endorsement of the shares of Common Stock, and that:

                  (i) the Investor may be or is restricted from using most of the civil remedies available under applicable securities legislation; and

                  (ii)     the Corporation is relieved from certain  obligations
                           that   would   otherwise   apply   under   applicable
                           securities legislation;

         (z) CONFIDENTIALITY: the Investor understands that the Corporation's business plan and this Agreement are confidential. Furthermore, the Investor has not distributed such, or divulged the contents thereof, to anyone other than such legal or financial advisors as the Investor has deemed desirable for purposes of evaluating an investment in the shares of Common Stock, and the Investor has not made any copies thereof except for the Investor's own records;

         (aa) AGE OF MAJORITY: the Investor, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto;

         (ab) AUTHORIZATION AND FORMATION OF INVESTOR: the Investor, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the shares of Common Stock, and such entity has not been formed for the specific purpose of acquiring the shares of Common Stock in this issue. If the Investor is one of the aforementioned entities it hereby agrees that, upon request of the Corporation, it will supply the Corporation with any additional written information that may be requested by the Corporation. In addition, the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the constating documents, if a corporation, of, the Subscriber or of any agreement, written or oral, to which the Investor may be a party or by which the Investor may be bound;

         (ac) LEGAL OBLIGATION: this Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Investor;

         (ad) LEGAL AND TAX CONSEQUENCES. the Investor acknowledges that an investment in the securities of the Corporation may have tax consequences to the Investor under applicable law, which the Investor is solely responsible for determining, and the Investor also acknowledges and agrees that the Investor is responsible for obtaining its own legal and tax advice;

         (ae) COMPLIANCE WITH APPLICABLE LAWS: the Investor knows of no reason (and is sufficiently knowledgeable to determine the same or has sought legal advice) why the delivery of this Agreement, the acceptance of it by the Corporation and the issuance of the shares of Common Stock to the Investor will not comply with all applicable laws of the Investor's jurisdiction of residence or domicile, and all other applicable laws, and the Investor has no reason to believe that the Investor's subscription hereby will cause the Corporation to become subject to or required to comply with any disclosure, prospectus or reporting requirements or to be subject to any civil or regulatory review or proceeding. In addition, the Investor will comply with all applicable securities laws and will assist the Corporation in all reasonable manner to comply with all applicable securities laws;

         (af) ENCUMBRANCE OR TRANSFER OF SECURITIES: the Investor will not sell, assign, gift, pledge or encumber in any manner whatsoever any of the shares of Common Stock herein subscribed for without the prior written consent of the Corporation and in accordance with applicable securities legislation; and

         (ag) REGULATION S: the Investor further represents and warrants that the Subscriber was not specifically formed to acquire any of the shares of Common Stock subscribed for in this Agreement in violation of the provisions of Regulation S.

         I will hold title to my shares of Common Stock as follows:

                    ___ Individual Ownership
                    ___ Community Property
                    ___ Joint Tenant with Right of Survivorship (both parties
                        must sign)
                    ___ Partnership
                    ___ Tenants in Common
                    ___ Corporation
                    ___ Trust
                    ___ Other (please specify)_______________________

         General. The following information is to be provided by all Investors. (Please print or type - attach additional information on separate sheets if necessary.)

                  (i) Investor Information (for corporations, partnerships or trusts, please give name of entity and name of authorized individual completing the Subscription Agreement and Purchaser Questionnaire.

Name___________________________________________________________________

Home Address____________________________________________________________

Home Telephone _________________________________________________________

Date of Birth/Organization__________________________________________________

Citizenship: __________

Occupation______________________________________________________________

Employer________________________________________________________________

Business Address_________________________________________________________

Business Telephone_______________________________________________________

Length of Employment_____________________________________________________

                  (ii)   For Investors other than Individuals

In order to establish that the Investor is authorized to complete this Subscription Agreement and Purchaser Questionnaire, the following must be furnished:

A GENERAL OR LIMITED PARTNERSHIP must attach a copy of its partnership agreement, which must show that the person signing this Subscription Agreement and Purchaser Questionnaire and any other document related to its subscription for the shares of Common Stock (the "Subscription Documents") is a general partner of the partnership who has the authority to make the investment decisions and to execute the Subscription Documents.

A LIMITED LIABILITY CORPORATION OR A CORPORATION must attach a copy of a resolution of the board of directors showing that the corporation is authorized to make this investment and that the person who is signing any of the Subscription Documents is authorized to do so.

A TRUST must attach a copy of the trust agreement.

(iii)    Investment Decision

         If the Investor is a general partnership, did each partner elect whether he will participate in the partnership's investment in the shares of Common Stock? ____Yes _____No

         If the answer is "No", please state the total number of partners of the partnership and the total number of partners who elected to participate in this investment. _____

                         SIGNATURE PAGE FOR INDIVIDUALS

                            Dated: ___________, 2009

____________________________________
Signature
____________________________________
Signature (all record holders should sign)
____________________________________
Name(s) Printed
____________________________________
Name(s) Printed
____________________________________
Address to Which Correspondence Should be Directed
____________________________________
Street or P.O. Box
____________________________________
City, State and Zip Code
____________________________________
Social Security Number
____________________________________
Social Security Number
____________________________________
Telephone Number


WHEN COMPLETED AND SIGNED THIS SUBSCRIPTION SHOULD BE DELIVERED TO PRO NUTRISOURCE INC., 307 NATASHA CITY, LONGUEUIL, QUEBEC, CANADA J4L 2P8, ATTN:
TONY KHOURY.

ACCEPTED:

PRO NUTRISOURCE INC.


 By:_______________________________         Dated: ____________, 2009
        Tony Khoury, President

                           SIGNATURE PAGE FOR ENTITIES

                           Dated: ______________, 2009


____________________________________
Name of Entity
____________________________________
*Signature with Title
____________________________________
Name Printed
____________________________________
Address to Which Correspondence Should be Directed
____________________________________
Street or P.O. Box
____________________________________
City, State and Zip Code
____________________________________
Tax Identification Number
____________________________________
Telephone Number

*If Securities are being subscribed for by an entity, the Certificate of Signatory that is attached to this document must also be completed.

WHEN COMPLETED AND SIGNED THIS SUBSCRIPTION AGREEMENT AND CERTIFICATE OF SIGNATORY SHOULD BE DELIVERED TO PRO NUTRISOURCE INC., 307 NATASHA CITY, LONGUEUIL, QUEBEC, CANADA J4L 2P8, ATTN: TONY KHOURY.

ACCEPTED:

PRO NUTRISOURCE INC.


By:__________________________                        Date:_____________, 2009
     Tony Khoury, President

                            CERTIFICATE OF SIGNATORY

                  (To be completed if the Securities are being
                          subscribed for by an entity)

 I, _________________, am the _______________ of _______________ (the "Entity").

         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Purchaser Questionnaire and to purchase and hold the shares of Common Stock, and certify further that the Subscription Agreement and Purchaser Questionnaire has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.


         IN WITNESS WHEREOF, I have set my hand this ___ day of _________, 2009.





                                                       _________________________
                                                       Signature